Exhibit 10.17

U.S. Home, LLC

c/o Lennar Corporation

5505 Waterford District Drive

Miami, FL 33126

December [●], 2024

VIA EMAIL

RCC Consolidated, LLC

4058 North College Avenue, Suite 300, Box 9

Fayetteville, Arkansas 72703

Attention: Scott Peters

Email: scott.peters@rch.com

Re:	Designation of Rights Pursuant to Section 12.7 of that certain Equity Purchase Agreement (as may be amended, amended and restated, modified, supplemented or waived, from time to time, the “Purchase Agreement”), dated as of November 18, 2024, by and among RCC Consolidated LLC, an Arkansas limited liability company (“RCC Seller” or the “Seller Representative” as the context so requires), MRL Consolidated LLC, an Arkansas limited liability company (“MRL Seller”, and together with RCC Seller, collectively, “Sellers”), U.S. Home, LLC, a Delaware limited liability company (“Buyer”), Lennar Corporation, a Delaware corporation, and the Seller Principals named therein

Dear Mr. Peters:

Reference in this letter (this “Letter”) is made to the Purchase Agreement. Each capitalized term used but not otherwise defined herein shall have the respective meaning ascribed thereto in the Purchase Agreement.

Buyer hereby notifies and directs the Seller Representative to permit Millrose Properties, Inc. or a subsidiary thereof (“Designee”), and instructs Designee, to purchase (the “Purchase”) 100% of the issued and outstanding equity interests of a newly formed parent holding company of Rausch Coleman Companies, LLC, an Arkansas limited liability company, as contemplated by the Pre-Closing Reorganization steps set forth on Schedule 7.12-1 of the Purchase Agreement, or any other entity owning, directly or indirectly, the LandCo Assets (as defined herein) (such entity, “LandCo”) under Section 12.7 of the Purchase Agreement, subject to (x) the completion of those Pre-Closing Reorganization steps set forth on Schedule 7.12-1 of the Purchase Agreement, (y) the execution and delivery of closing documentation to be reasonably agreed to between Buyer, the Seller Representative and Designee and (z) the occurrence of the Closing under the Purchase Agreement.

At the Closing, it is intended that the assets of LandCo be limited to direct or indirect interests in all real property (the “Land”), along with any and all improvements, appurtenances, rights, privileges and easements benefitting, belonging or pertaining thereto and any and all licenses, entitlements, development rights, permits and contracts relating to the use or occupancy of the Land owned or held by LandCo and its Subsidiaries immediately prior to the consummation of the transactions contemplated by the Reorganization Agreements (the “LandCo Assets”).

This Letter may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument and shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts. Any facsimile or e-mail (in .pdf format) transmittal of original signature versions of this Letter shall be considered to have the same legal effect as execution and delivery of the original document and shall be treated in all manner and respects as the original document. Execution of this Letter by a party by e-signature shall fully bind such party to this Letter.

This Letter may not be amended except by an instrument in writing signed by Buyer and the Seller Representative; provided, that, for the avoidance of doubt, the designation evidenced by this Letter may be revoked by Buyer at any time by written notice to the Seller Representative. This Letter shall be binding upon and shall inure to the benefit of the Buyer, Sellers, their permitted successors and assigns, and Designee, as a third party beneficiary hereof. Nothing in this Letter is intended to operate as a waiver of any rights or obligations of any Person under the Purchase Agreement.

This Letter and any claim or controversy hereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof. Any legal action, suit or proceeding arising out of or relating to this Letter or the transactions contemplated hereby may only be instituted in the Chancery Court of the State of Delaware, and if the Chancery Court of the State of Delaware denies jurisdiction (each party hereby agreeing not to challenge the jurisdiction of the Chancery Court of the State of Delaware or appropriateness of such venue), then the federal courts located in the State of Delaware (each party hereby agreeing not to challenge the jurisdiction of the state courts or the federal courts located in the State of Delaware or appropriateness of such venue).

[No further text on this page. Signature pages follow.]

Respectfully,

BUYER:

U.S. HOME, LLC,
A Delaware limited liability company

By:
Name:
Title:

[Signatures continue on following page.]

ACKNOWLEDGED AND AGREED TO:

SELLER REPRESENTATIVE:

RCC CONSOLIDATED, LLC,
an Arkansas limited liability company

By:
Name:
Title:

cc:	Vinson & Elkins L.L.P.

845 Texas Avenue, Suite 4700

Houston, Texas 77002

Attention: W. Creighton Smith

Email: crsmith@velaw.com